SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                December 2, 2000
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                 PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                       ---------------------------------
                 (State or other jurisdiction of incorporation)


             1-1183                                 13-1584302
     (Commission File Number)            (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                  -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000

Item 5. Other Information

     On December 2, 2000, PepsiCo, Inc., a North Carolina corporation ("PepsiCo"), BeverageCo, Inc., a New Jersey corporation and a direct wholly owned subsidiary of PepsiCo ("Merger Sub") and The Quaker Oats Company, a New Jersey corporation ("Quaker") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Quaker, with Quaker being the surviving corporation of such merger (the "Merger"). As a result of the Merger, Quaker will become a wholly owned subsidiary of PepsiCo. At the effective time of the Merger, each issued and outstanding share of Quaker common stock will be converted into the right to receive 2.3 shares of common stock of PepsiCo, subject to adjustment as provided in the Merger Agreement.

     In connection with the execution of the Merger Agreement, PepsiCo and Quaker entered into a Stock Option Agreement (the "Option Agreement") pursuant to which Quaker granted PepsiCo an option to purchase up to approximately 19.9% of the outstanding shares of Quaker common stock exercisable in the circumstances specified in the Option Agreement.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and a copy of the Option Agreement is attached hereto as Exhibit 2.2. The foregoing description of the Merger Agreement and the Option Agreement is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement was issued on December 4, 2000, a copy of which was filed by PepsiCo on Form 8-K on December 4, 2000. The joint press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        Exhibit Number

             2.1 Agreement and Plan of Merger dated as of December 2, 2000 among PepsiCo, Inc., BeverageCo, Inc. and The Quaker Oats Company (Schedules and Exhibits omitted).

             2.2 Stock Option Agreement dated as of December 2, 2000 between PepsiCo, Inc. and The Quaker Oats Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2000                   PepsiCo, Inc.



                                         By: /S/ LAWRENCE F. DICKIE
                                            ---------------------------
                                                 Lawrence F. Dickie
                                                 Vice President,
                                                 Associate General Counsel
                                                 and Assistant Secretary

                                 EXHIBIT INDEX


Exhibit Number

     2.1 Agreement and Plan of Merger dated as of December 2, 2000 among PepsiCo, Inc., BeverageCo, Inc. and The Quaker Oats Company (Schedules and Exhibits omitted).

     2.2 Stock Option Agreement dated as of December 2, 2000 between PepsiCo, Inc. and The Quaker Oats Company.